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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                         Reported)  December 11, 1997


     FINANCIAL ASSET SECURITIES CORP., (as depositor under the Pooling and Servicing Agreement, dated as of December 1, 1997, which forms New Century Home Equity Loan Trust 1997-NC6, which will issue the Home Equity Loan Asset-Backed Certificates, Series 1997-NC6).


                        FINANCIAL ASSET SECURITIES CORP.
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     (Exact name of registrant as specified in its charter)


         Delaware                333-29381       06-1442101
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(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)



600 Steamboat Road
Greenwich, Connecticut                              06830
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(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (203) 625-2700
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Item 5.  Other Events.
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Incorporation of Certain Documents by Reference
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     Pursuant to Rule 411  of Regulation C under the Securities  Act of 1933,
Financial Asset Security Corp. (the  "Company") will incorporate by reference certain financial statements of Financial Security Assurance Inc. and Subsidiaries ("FSA") into the Company's registration statement (File No. 333-29381). The financial statements will be referred to in the prospectus supplement relating to the Company's Home Equity Loan Asset-Backed Certificates, Series 1997-NC6. In connection with the incorporation of such documents by reference, the Company is hereby filing the consent of Coopers & Lybrand L.L.P. ("Coopers & Lybrand") to the use of their name in such prospectus supplement. The consent of Coopers & Lybrand is attached hereto as Exhibit 23.1.



Item 7.   Financial Statements, Pro Forma Financial
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          Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibit:

     23.1      Consent of Coopers & Lybrand


                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FINANCIAL ASSET SECURITIES CORP.



                              By:  /s/ Peter McMullin                 Peter
                                  ----------------------------
McMullin


Dated:  December 11, 1997


                                Exhibit Index
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Exhibit                                           Page
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23.1      Consent of Coopers & Lybrand

              EXHIBIT 23.1:  CONSENT OF INDEPENDENT ACCOUNTANTS


We consent to the incorporation by reference in the Prospectus Supplement of Financial Asset Securities Corp. relating to the New Century Home Equity Loan Trust, Series 1997-NC6 of our report dated January 24, 1997 on our audits of the consolidated financial statements of Financial Security Assurance Inc. and Subsidiaries as of December 31, 1996 and 1995 and for each of the three years in the period ended December 31, 1996. We also consent to the reference to our firm under the caption "Experts".



                              /s/       Coopers & Lybrand L.L.P.


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                                   Coopers & Lybrand L.L.P.


New York, New York
December 11, 1997